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                                                                EXHIBIT 4.2



                        ChemGenics Pharmaceuticals Inc.

                                     Common

                                  CERTIFICATE

                                NO. ___________

                             For    *  *    Shares

                                   Issued to

                      *Specimen*__________________________

                      ____________________________________

                      ____________________________________

                      Dated  Specimen ____________________

                             FROM WHOM TRANSFERRED

                      Dated  Specimen ____________________

                 NO. ORIGINAL    NO. ORIGINAL    NO. OF SHARES
                 CERTIFICATE        SHARES        TRANSFERRED


                 ______________________________________________

                      Received Certificate No.____________
                      Specimen

                      For       * Specimen *        Shares

                      this ______ day of __________________

                      _____________________________________

                      *Specimen*
                      _____________________________________


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RESTRICTED SECURITIES                                           SEE REVERSE SIDE

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


No. Specimen                                                   *Specimen* Shares


                        ChemGenics Pharmaceuticals Inc.


This Certifies That  *Specimen* ________________________________________________

is the owner of  *Specimen* _____________________________________________ Shares
of the Common Capital Stock of

                        ChemGenics Pharmaceuticals Inc.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

                IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of _______________A.D. _______


                __________________________________
   [SEAL]       President or Vice President


                __________________________________
                Secretary or Assistant Secretary


                          SHARES  0.01 Par Value  EACH



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                             C E R T I F I C A T E

                                      FOR

                                      * *

                                     SHARES

                                     of the

                              Common Capital Stock

                                       of


                        ChemGenics Pharmaceuticals Inc.



                                   ISSUED TO

                                   *Specimen*

                                      DATE

                                    Specimen


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THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE
SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAW AND THEY MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON, INCLUDING A PLEDGEE, UNLESS (1) EITHER (a) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SHARES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (b) THE CORPORATION SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACTS IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE SECURITIES LAWS.

THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OR SERIES OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS SET FORTH IN THE 1992 INCENTIVE STOCK OPTION AGREEMENT WITH THIS COMPANY, A COPY OF WHICH AGREEMENT IS AVAILABLE FOR INSPECTION AT THE OFFICES OF THE COMPANY OR WILL BE MADE AVAILABLE UPON REQUEST.

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         For Value Received, ____ hereby sell, assign and transfer unto

________________________________________________________________________________

________________________________________________________________________ Shares

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

Attorney to transfer the said Stock on the books of the within named

Corporation with full power of substitution in the premises.

        Dated _________________

                In presence of _________________________________________________

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.